                                                                   Exhibit 10(a)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001
   (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                        Current BILLING MONTH: July 2003

CURRENT BILLING MONTH 7/3/2003 - 8/1/2003                      COLLECTION CURVE 100%
 STANDARD BILLING FOR PRIOR BILLING MONTH
Residential Total Billed                                     $94,642,672
Residential SECURITIZATION CHARGE (SC) Billed                $ 1,168,583        1.235%

Commercial Total Billed                                      $73,889,117
Commercial SECURITIZATION CHARGE (SC) Billed                 $ 1,286,441        1.741%

Industrial Total Billed                                      $47,243,275
Industrial SECURITIZATION CHARGE (SC) Billed                 $ 1,363,629        2.886%

 YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
Non-Residential Customer Net Write-offs                        0.170%
Residential Customer Net Write-offs                            0.400%
Total Net Write-offs                                           0.270%

 AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                               $ 1,311,688
Commercial Class SC Collected                                $ 1,364,164
Industrial Class SC Collected                                $ 1,395,320

Total SC Collected                                           $ 4,071,172

Aggregate SC Remittances for July 2003 BILLING MONTH         $ 4,071,172
Aggregate SC Remittances for August 2003 BILLING MONTH       $         0
Aggregate SC Remittances for September 2003 BILLING MONTH    $         0

TOTAL CURRENT SC REMITTANCES                                 $ 4,071,172

CURRENT BILLING MONTH 7/3/2003 - 8/1/2003                    COLLECTION CURVE 100%
CALCULATED SC COLLECTED AMOUNT
RESIDENTIAL

A-1 Residential SC Collected                                 $1,247,573
A-3 Residential T.O.D. SC Collected                          $    4,153
A-4 Alternate Residence SC Collected                         $   32,744
A-5 Residential Farm/Life Support SC Collected               $   27,218

TOTAL RESIDENTIAL SC COLLECTED                               $1,311,688

COMMERCIAL

B-1 General Primary (041) SC Collected                       $   20,928
B-General Secondary (010) SC Collected                       $  240,884
C- General Secondary (011) SC Collected                      $  487,482
D-General Primary (018) SC Collected                         $  332,587
F-Primary High Load Factor (032) SC Collected                $   49,998
GH-General Service Heating (013) SC Collected                $    3,396
H- Water Heating Service (014) SC Collected                  $      653
L-1 General Energy-Only Street Lighting SC Collected         $    1,523
L-2 General Service (Cust Owned) St Light SC Collected       $    1,575
L-3 General Service (Co Owned) St Light SC Collected         $    7,688
L-4 General Service Outdoor Lighting Commercial SC Collected $    1,012
PS-1 General Secondary Public Pumping SC Collected           $    6,523
PS-2 General Primary Public Pumping SC Collected             $   12,377
PS-3 General Optional Primary Public Pumping SC Collected    $   46,688
R-1 General Secondary Resale SC Collected                    $      136
R-2 General Secondary Resale SC Collected                    $      945
R-3 General Primary Resale SC Collected                      $   31,943
ROA-P Retail Open Access Primary (110) SC Collected          $   92,322
ROA-S Retail Open Access Secondary Com SC Collected          $    9,251
SC - Special Contract Commercial SC Collected                $    2,276
SPEC Grand Rapids Special Contract SC Collected              $    2,333
UR-General Unmetered SC Collected                            $   11,644

TOTAL COMMERCIAL SC COLLECTED                                $1,364,164

INDUSTRIAL

B-1 General Primary (042) SC Collected                       $   17,139
B-General Secondary (020) SC Collected                       $   33,522
C- General Secondary (021) SC Collected                      $   74,038
CG-Cogeneration/Small Power Production Purchase SC Collected $    1,274
D-General Primary (028) SC Collected                         $  577,524
F-Primary High Load Factor (033) SC Collected                $   78,809
GH-General Service Heating (023) SC Collected                $       31
GMD General Motors SC Collected                              $   73,671
GMF General Motors SC Collected                              $  124,882
GMF-1 General Motors SC Collected                            $   13,058
GMJ-1 General Motors SC Collected                            $    9,378

CURRENT BILLING MONTH 7/3/2003 - 8/1/2003                      COLLECTION CURVE 100%
H- Water Heating Service (024) SC Collected                    $        0
I-General Primary Interruptible (034) SC Collected             $        0
J-1General Alternative Electric Metal Melting SC Collected     $   31,491
J-General Primary Electric Furnace (037) SC Collected          $    5,780
L-4 General Service Outdoor Lighting Industrial SC Collected   $       61
ROA-P Retail Open Access Primary (111) SC Collected            $  221,049
ROA-S Retail Open Access Secondary Ind SC Collected            $    1,455
SC - Special Contract Industrial SC Collected                  $  132,158

TOTAL INDUSTRIAL SC COLLECTED                                  $1,395,320

TOTAL SC COLLECTED                                             $4,071,172

Executed as of this 20th day of August 2003.

                                     CONSUMERS ENERGY COMPANY
                                     AS SERVICER

                                     /s/  Laura L. Mountcastle
                                     -------------------------------------

                                     Laura L. Mountcastle, Vice President

CC:   Consumers Funding LLC
      One Energy Plaza
      Jackson, Mi 49201